                                                                   EXHIBIT 10.20

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

Date of Issuance: July 19, 1999

                                 BUY.COM, INC.

                         COMMON STOCK PURCHASE WARRANT

This certifies that, for value received, United Air Lines, Inc. (the "Holder") or permitted assigns is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time or from time to time, prior to 5:00 p.m. Pacific Time on July 19, 2004, to subscribe for and purchase from BUY.COM, INC., a Delaware corporation (the "Company"), 2,000,000 fully paid and non-assessable shares of the Company's Common Stock. Hereinafter, the Common Stock of the Company, together with any other equity securities which may be issued by the Company in substitution or exchange therefor, is referred to as the "Common Stock," (i) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares," (ii) the aggregate exercise price payable for all of the Warrant Shares is referred to as the "Aggregate Exercise Price," and (iii) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Exercise Price," as set forth in Section 1.1 hereof. The Per Share Exercise Price and the number of Warrant Shares are subject to adjustment as provided herein.

     1.   Exercisability.
          --------------

          1.1  Exercise of Warrant. Subject to the terms of Section 14 hereof,
               -------------------
this Warrant may be exercised at a Per Share Exercise Price of $10.00 per share in whole at any time or in part from time to time immediately after the issuance hereof and prior to 5:00 p.m. Pacific Time on July 19, 2004 (subject to earlier termination as hereinafter provided), by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company, which is currently located at 21 Brookline, Aliso Viejo, California 92656 or at such other office of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company, together with proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised. Payment for Warrant Shares shall be made by certified or bank cashier's check, payable to the order of the Company.

          If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares with respect to which this Warrant has not been exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, together with payment of the Per Share Exercise Price for the number of Warrant Shares being purchased, and the Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. Upon the surrender of this Warrant, together with the subscription form at the end hereof duly executed and proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised, the Company will, as promptly as practicable on or after such date and in any event within ten (10) business days thereafter, at its expense, (i) issue, or cause the Company's transfer agent to issue, a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair market value of such fractional share (as calculated in accordance with Section 1.2 below), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, if any, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

          1.2  Net Issue Election. The Holder may elect to receive, without the
               ------------------
payment by the Holder of any additional consideration, shares equal to the value (as determined below) of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

          X =  Y (A-B)
               ------
                   A

__________
where:

          X = the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.2.

          Y = the number of shares of Common Stock purchasable by this Warrant in respect of which the net issue election is made pursuant to this Section 1.2.

          A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 1.2.

          B = the Per Share Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.2.

For purposes of this Section 1.2, the "fair market value" per share of the Company's Common Stock shall be valued as follows:

     (a) If traded on a national securities exchange or through the NASDAQ National Market, the value shall be deemed to be the average of the last reported sale or closing prices of the securities on such exchange or market over the five trading days immediately prior to the effective date of exercise of the net issuance election;

     (b) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company's Board of Directors.

     2.   Reservation of Warrant Shares. The Company agrees that, during the
          -----------------------------
term this Warrant is exercisable, the Company will at all times have authorized in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Aggregate Exercise Price, all as set forth herein, will be free from all liens and preemptive rights in respect of the issue thereof.

     3.   Adjustments.
          -----------

          3.1  Distribution With Respect to Common Stock. If, at any time or
               -----------------------------------------
from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock, without payment therefor, (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, with respect to the Common Stock, then, and in each such case, subject to Section 3.4 below, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of such distribution, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of such distribution to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

          3.2  Stock Splits, Etc. If, at any time or from time to time after
               -----------------
the date of this Warrant, the Company shall issue to the holders of the Common Stock shares of the Common Stock by way of a stock dividend or stock split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing
(i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such issuance multiplied by the Per Share Exercise Price as it existed immediately prior to such issuance by (ii) the total number of shares of the Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

          3.3  Reverse Splits, Etc. If, at any time or from time to time after
               -------------------
the date of this Warrant, the number of shares of Common Stock outstanding is decreased by way of combination of shares or reserve split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such event multiplied by the Per Share Exercise Price as it existed immediately prior to such event by (ii) the total number of shares of the Common Stock outstanding immediately after such event. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

          3.4  Adjustment for Reorganization, Consolidation, Merger, etc.
               ---------------------------------------------------------

               a.   Reorganization, Consolidation, Merger, etc. In case at any
                    ------------------------------------------
time or from time to time, the Company shall (i) effect a reorganization (other than a combination, reclassification, exchange or subdivision of shares, as otherwise provided for herein), (ii) consolidate with or merge into any other entity or person, or (iii) transfer all or substantially all of its properties or assets to any other entity or person including under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the 4W Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger, sale or transfer or the effective date of such reorganization, consolidation, merger, sale or transfer, as the case may be, shall be entitled to receive, in lieu of the Common Stock (or other securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 3.

               b.   Continuation of Terms. Upon any reorganization,
                    ---------------------
consolidation, merger, sale or transfer (and any dissolution following any sale or transfer) referred to in this Section 3.4 (collectively, a "Corporate Transaction"), this Warrant shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to the Holder in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the Aggregate Exercise Price payable hereunder shall remain the same.

               c.   Notice. The Company shall provide advance notice to the
                    ------
Holder of any Corporate Transaction as soon as practicable, but in no event less than 20 days prior to the consummation of any such transaction.

          3.5  Reclassifications. If the Company, at any time while this
               -----------------
Warrant or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change the Common Stock into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock that was subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Per Share Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

          3.6  Certificates as to Adjustments. Upon the occurrence of each
               ------------------------------
adjustment or readjustment pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Per Share Exercise Price at the time in effect, and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

          3.7  No Impairment. The Company will not, by any voluntary action,
               -------------
avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     4.   Fully Paid Stock; Taxes. The Company agrees that the shares of the
          -----------------------
Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any certificate for Warrant Shares in a name other than that of the Holder upon any exercise of this Warrant.

     5.   Restrictions on Transferability of Securities; Compliance with
          --------------------------------------------------------------
Securities Act.
--------------

          5.1  Restrictions on Transferability. The transferability of this
               -------------------------------
Warrant and the Warrant Shares (as well as any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) shall be subject to the conditions specified in this Section 5. The Holder, and any transferee of this Warrant or the Warrant Shares, by its acceptance hereof or thereof, agrees that this Warrant and the Warrant Shares will be taken and held subject to the provisions and upon the conditions specified in this Section 5.

          5.2  Restrictive Legend. This Warrant and each certificate
               ------------------
representing (i) the Warrant Shares or (ii) any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act of 1933 (the "Act")) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws), and shall be subject to the provisions thereof.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

          5.3  "Market Stand-Off" Agreement. Each Holder hereby agrees that,
                ---------------------------
during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

               a. such market stand-off time period shall not exceed [180] days;

               b. all officers and directors of the Company and all other persons with registration rights enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to any securities of the Company held by the Holder until the end of such period. If requested to do so by the Company, each Holder shall execute an underwriter's letter in the customary form prior to the registration of the Company's initial public offering.

          Notwithstanding the foregoing, the obligations described in this
Section 5.3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          5.4  Assignability. This Warrant may not be transferred or assigned,
               -------------
in whole or in part, by Holder except (i) where Holder has provided the Company with written notice of its intent to assign or transfer the Warrant and the Company has consented to such assignment or transfer in writing, or (ii) to any Affiliate of the Holder. For purposes hereof, "Affiliate" shall mean with respect to the Holder: (i) any individual, partnership, corporation, trust, limited liability company or other entity (any of the foregoing, a "Person") directly or indirectly controlling, controlled by or under common control with the Holder; (ii) any Person owning or controlling outstanding securities representing 15% or more of the voting power with respect to matters generally voted upon by shareholders of the Holder; (iii) any officer, director, manager, trustee or general partner of the Holder; or (iv) any Person who is an officer, director, manager, trustee or general partner or holder of 5% or more of the voting securities of any Person described in clauses (i) through (iii).

     6.   Warrant Register. This Warrant is transferable only upon the books of
          ----------------
the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes; provided, however, that upon receipt of notice of an assignment pursuant to Section 5.4, the Company shall revise its books to reflect such new holder(s).

     7.   Loss, Etc., of Warrant. Upon receipt of evidence satisfactory to the
          ----------------------
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8.   Warrant Holder Has No Stockholder Rights. This Warrant does not
          ----------------------------------------
confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, with respect to any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise thereof.

     9.   Registration Rights. Upon exercise of this Warrant, the Holder shall
          -------------------
have and be entitled to exercise, together with all other holders of Registrable Securities possessing registration rights under that certain Second Amended and Restated Investors' Rights Agreement, in the form previously provided to Holder, to be entered into after the date hereof by and among the Company and the parties who are signatories thereto or are otherwise bound thereby, as may be amended from time to time, (the "Investors' Rights Agreement"), the rights of registration granted under the Investors' Rights Agreement to Registrable Securities with respect to the Warrant Shares. By its receipt of this Warrant, the Holder agrees to be bound by the Investors' Rights Agreement.

     10.  Representations and Warranties of the Holder. Holder hereby
          --------------------------------------------
represents and warrants that:

          10.1 Authorization. Holder has full power and authority to accept and
               -------------
purchase this Warrant to purchase and any Warrant Shares for which it may be exercised.

          10.2 Purchase Entirely for Own Account. This Warrant is sold in
               ---------------------------------
reliance upon Holder's representation to the Company which, by Holder's execution of this Warrant, Holder hereby confirms, that the Warrant to be received by Holder and the Warrant Shares issuable upon the exercise thereof (collectively, the "Securities") will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to person or to any third person, with respect to any of the Securities.

          10.3 Disclosure of Information. Holder believes that it has received
               -------------------------
all the information it considers necessary or appropriate for deciding whether to purchase the Warrant and any Warrant Shares for which the Warrant may be exercised. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

          10.4 Investment Experience. Holder is an investor in securities of
               ---------------------
companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and any Warrant Shares for which the Warrant may be exercised.

          10.5 Accredited Investor. Holder is an "accredited investor" within
               -------------------
the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          10.6 Restricted Securities. Holder understands that the Securities
               ---------------------
are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, Holder represents that it is familiar, with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          10.7 Further Limitations on Disposition. Without in any way limiting
               ----------------------------------
the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

               a. There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               b. Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances, or if required by a sale pursuant to Rule 144(g).

     11.  Communication.
          -------------

          All notices, requests, demands and other communications under this Warrant must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (a) when personally delivered, (b) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid,
(c) one (1) business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns with an acknowledgment of receipt requested at the following addresses, or (d) upon receipt of confirmation of a telephonic facsimile transmission:

          To the Company:               BUY.COM, INC.
                                        21 Brookline
                                        Aliso Viejo, CA 92656
                                        Attn: Chief Financial Officer and
                                              Senior General Counsel
                                        Fax:  (949) 425-5283

          To Holder:                    United Air Lines, Inc.
                                        P.O. Box 66100
                                        Chicago, Illinois 60666
                                        Attn: Senior Vice President, Finance
                                        Fax:  (847) 700-6340


          The Company and the Holder may change the address to which such notices are to be addressed to them by giving the other party notice in the manner set forth herein.

     12.  Headings. The headings of this Warrant have been inserted as a matter
          --------
of convenience and shall not affect the construction hereof.

     13.  Applicable Law. This Warrant shall be governed by and construed in
          --------------
accordance with the internal laws of the State of California.

     14.  Cancellation. In the event that the Holder elects to terminate that
          ------------
certain Marketing and Services Agreement of even date herewith entered into by and among the Company, Holder and BuyTravel.com LLC, a Delaware limited liability company, pursuant to the provisions of Section 17(b) thereof, this Warrant shall automatically be cancelled and shall no longer be exercisable without any further action of the Company or Holder.

          IN WITNESS WHEREOF, BUY.COM, INC. has caused this Warrant to be executed by its officers thereunto authorized.

Dated: July ___, 1999                   BUY.COM, INC.


                                        By:___________________________________
                                        Alan Barbieri
                                        President & Chief Financial Officer

ACCEPTED AND AGREED:

United Air Lines, Inc.


By:_____________________________

Name:___________________________

Title:__________________________

                              FORM OF ASSIGNMENT

          (To Be Signed Only Upon Assignment)

          For value received, the undersigned hereby sells, assigns and transfers unto _____________________ the right to purchase _______ shares of Common Stock evidenced by the within Warrant, and hereby appoints
________________________ to transfer the same on the books of BUY.COM, INC. with full power of substitution in the premises.

Dated: _______________, _____


                                  (Signature)

          Note: Signature must confirm in all respect to the name of the Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                 EXERCISE FORM


          (To Be Executed By The Warrant Holder If The Holder Desires To Exercise The Warrant In Whole Or In Part)

TO:  BUY.COM, INC.

          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and for purchase thereunder, _________________ shares of Common Stock provided for therein and tenders payment herewith to the order of BUY.COM, INC. in the amount of $____________.____. The undersigned requested that certificates for such shares of Common Stock be issued as follows:

Name:

Address:

Deliver to:

Address:

Date: ___________, _____

                                  (Signature)

          Note: Signature must conform in all respect to the name of the Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                           NET ISSUE ELECTION NOTICE
To:  BUY.COM, INC.

          The undersigned hereby elects, pursuant to Section 1.2 of the attached Warrant, to surrender the right to purchase ____ shares of Common Stock. The Certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Date:_________________________               ___________________________________
                                             Signature


                                             ___________________________________
                                             Name for Registration


                                             ___________________________________
                                             Mailing Address